As filed with the Securities and Exchange Commission on July 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21168

NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer

c/o Neuberger Berman Management LLC

Neuberger Berman Intermediate Municipal Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Semi-Annual Report

April 30, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

California Intermediate Municipal Fund Inc.	3

Intermediate Municipal Fund Inc.	3

New York Intermediate Municipal Fund Inc.	3

SCHEDULE OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	10

New York Intermediate Municipal Fund Inc.	17

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	35

Intermediate Municipal Fund Inc.	36

New York Intermediate Municipal Fund Inc.	37

Distribution Reinvestment Plan	39

Directory	41

Proxy Voting Policies and Procedures	42

Quarterly Portfolio Schedule	42

Board Consideration of the New and Interim Management and Sub-Advisory Agreements	43

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC.
©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six-month period ended April 30, 2009. The report includes portfolio commentary, listings of the Funds' investments, and their financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds — with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax exempt current income over the long term.

Since early 2008, the market for auction rate preferred securities has experienced significant challenges that resulted in continued failed auctions for many of these securities. This includes the auction market preferred shares ("AMPS") issued by the Funds. We continue to work on potential solutions within this market to identify potential alternative financing structures that would allow the Funds to redeem their AMPS but still continue to use leverage.

Before concluding, I am pleased to inform you that in June 2009 each Fund completed a tender offer for 10% of its outstanding common shares. Additionally, during the reporting period, each Fund announced the implementation of a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under its tender offer program, if a Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As previously announced, each Fund's initial measurement period commenced on June 5, 2009 and will close on August 28, 2009. Also, to offset the expenses associated with the tender offers, Neuberger Berman has agreed to extend the fee waivers currently in place for the Funds.

Thank you for your trust in Neuberger Berman. We will continue to work hard to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six-month period ended April 30, 2009, on a net asset value (NAV) basis, all three of the Neuberger Berman closed-end intermediate municipal bond funds posted positive returns, but trailed the Barclays Capital 10-Year Municipal Bond Index benchmark.

As the reporting period began, the municipal market was still reeling from a combination of forced selling from highly leveraged hedge funds, issues related to the downgrades of municipal bond insurers, illiquidity, and the rapidly weakening economy. Collectively, this had caused municipal yields to reach a startling 125% to 150% of comparable maturity U.S. Treasury yields.

While investor risk aversion remained elevated in early November 2008, demand for high quality municipal bonds increased, likely due to their apparently compelling yields. This triggered a strong rally during the last two months of the calendar year. This momentum continued into 2009, as liquidity started to improve, the worst of the deleveraging appeared to be over, and new issuance activity started to pick up. This supply was generally met with solid demand. Toward the end of the reporting period, investor confidence in the government's initiatives to stabilize the financial system and hopes that the economy may be bottoming appeared to cause investor risk aversion to subside. This, in turn, supported lower rated, higher yielding municipal bonds, causing their prices to rally as well.

Against this backdrop, we actively managed each Fund's portfolio and continued to conduct extensive fundamental research on the credit characteristics of our existing and potential new holdings. Given the deteriorating state of the economy, we trimmed our exposure to weaker credits and more economically sensitive revenue bonds. In addition, the Funds' use of leverage enhanced their results.

The Funds' underperformance versus their benchmark was, in large part, due to their exposure to certain lower-tier investment-grade quality municipal securities, as well as some non-rated and below-investment-grade issues. Also detracting somewhat from performance was the Funds' overweight (versus the benchmark) to the airport sector and their underweight to strongly performing pre-refunded securities.

Looking ahead, we remain cautiously optimistic about the long-term prospects for the municipal market. The rate of the economy's decline appears to be moderating and, while a number of challenges remain, there is hope among investors that the worst may be behind us. Looking more closely at the municipal market, we believe yields remain attractive versus Treasuries, albeit less so than the extraordinary conditions that existed when the reporting period began. While new municipal supply should continue to be robust given the impact of the federal government's stimulus package, we believe this should be met with strong investor demand. In terms of portfolio management, we will continue to focus on conducting thorough in-house research as we seek to identify issues with the potential for credit upgrades and avoid securities that could be candidates for credit downgrades.

California Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2009, on an NAV basis, California Intermediate Municipal Fund returned 7.51% compared to the Barclays Capital 10-Year Municipal Bond Index's 9.07%.

As of April 30, 2009, the Fund comprised 78.7% revenue bonds, 12.8% general obligation bonds, and 8.5% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 6.63% of assets. At the close of the reporting period, the Fund's duration was 4.4 years and its leverage position was 38.99% of net assets.

Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2009, on an NAV basis, Intermediate Municipal Fund returned 7.70% compared to the Barclays Capital 10-Year Municipal Bond Index's 9.07%.

As of April 30, 2009, the Fund comprised 70.9% revenue bonds, 16.7% general obligation bonds, 3.9% pre-refunded/escrow bonds, and 8.5% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 7.47% of assets. At the close of the reporting period, the Fund's duration was 4.1 years and its leverage position was 38.85% of net assets.

New York Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2009, on an NAV basis, New York Intermediate Municipal Fund returned 7.76% compared to the Barclays Capital 10-Year Municipal Bond Index's 9.07%.

As of April 30, 2009, the Fund comprised 89.9% revenue bonds, 3.7% general obligation bonds, and 6.4% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 15.97% of assets. At the close of the reporting period, the Fund's duration was 4.5 years and its leverage position was 39.32% of net assets.

Sincerely,

James Iselin
Portfolio Manager

TICKER SYMBOLS

California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

CALIFORNIA INTERMEDIATE
MUNICIPAL FUND
RATING DIVERSIFICATION

(% by Ratings)
AAA/Government/ Government Agency	20.3%
AA	32.1
A	25.3
BBB	12.3
BB	3.6
B	0.0
Not Rated	0.0
Short Term	6.4

INTERMEDIATE MUNICIPAL FUND
RATING DIVERSIFICATION

(% by Ratings)
AAA/Government/ Government Agency	30.9%
AA	29.2
A	20.2
BBB	11.1
BB	4.7
B	0.5
CCC	0.3
Not Rated	0.6
Short Term	2.5

NEW YORK INTERMEDIATE
MUNICIPAL FUND
RATING DIVERSIFICATION

(% by Ratings)
AAA/Government/ Government Agency	19.3%
AA	33.9
A	17.0
BBB	17.5
BB	8.9
B	2.0
CCC	0.0
Not Rated	0.0
Short Term	1.4

PERFORMANCE HIGHLIGHTS

Neuberger Berman
	Inception	Six Month Period Ended	Average Annual Total Return
NAV[1,3,4,5]	Date	4/30/2009	1 Year	5 Years	Since Inception
California Intermediate Municipal Fund	09/24/2002	7.51%	0.39%	4.40%	4.50%
Intermediate Municipal Fund	09/24/2002	7.70%	0.64%	4.47%	4.73%
New York Intermediate Municipal Fund	09/24/2002	7.76%	(0.54%)	4.14%	4.36%
	Inception	Six Month Period Ended	Average Annual Total Return
Market Price[2,3,4,5]	Date	4/30/2009	1 Year	5 Years	Since Inception
California Intermediate Municipal Fund	09/24/2002	20.09%	0.51%	5.28%	2.52%
Intermediate Municipal Fund	09/24/2002	17.20%	1.23%	5.12%	2.70%
New York Intermediate Municipal Fund	09/24/2002	22.10%	3.75%	5.52%	2.68%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Funds.

2	Returns based on the market price of Fund shares on the American Stock Exchange.

3	A portion of the income from each Fund may be a tax preference item for purposes of the Federal Alternative Minimum Tax for certain investors.

4

Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of each Fund would be lower.

5	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

Lipper Closed-End Intermediate Municipal Debt Funds Average:	Barclays Capital 10-Year Municipal Bond Index is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Lipper Closed-End Intermediate Municipal Debt Funds Average:	The average of all closed-end mutual funds tracked by Lipper that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments California Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Arizona (0.7%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$644
California (146.4%)
3,050	Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes Foundation), Ser. 1998, 5.13%, due 7/1/18	2,797	ß
900	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	859	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17	1,293
1,285	Bay Area Governments Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A, (AMBAC Insured), 5.00%, due 8/1/21	1,239
1,000	Burbank Pub. Svc. Dept. Elec. Rev., Ser. 1998, (FSA Insured), 5.13%, due 6/1/16	1,005
345	California Co. Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19	339
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001-R, 5.00%, due 11/1/21	1,826	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	1,945
6,000	California HFA Rev., Ser. 2005-A, (LOC: Dexia Credit Locale de France), 2.00%, due 5/1/09	6,000	µ
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,009	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	1,900	ß
1,000	California Hlth. Fac. Fin. Au. Rev. (Kaiser Permanente), Ser. 1998-B, 5.00%, due 10/1/20	1,002	ß
2,000	California Infrastructure & Econ. Dev. Bank Rev. (Bay Area Toll Bridges), Ser. 2003-A, (FGIC Insured), 5.00%, due 7/1/29 Pre-Refunded 1/1/28	2,252
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	423	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,067
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,859
1,000	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.38%, due 5/1/22 Pre-Refunded 5/1/12	1,133
1,470	California St. Dept. of Wtr. Rev. (Ctrl. Valley Proj.), Ser. 2008-AE, 5.00%, due 12/1/20	1,635
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,338
2,500	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA135, (AMBAC Insured), 0.50%, due 5/1/09	2,500	ñµc
1,100	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA136, (XLCA Insured), 1.20%, due 5/1/09	1,100	µc
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,123
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,039
3,000	California St. Pub. Works Board Lease Rev. (Regents of the Univ. of California, UCLA Replacement Hosp.), Ser. 2002-A, (FSA Insured), 5.38%, due 10/1/13	3,261
1,000	California St. Univ. Fresno Assoc., Inc. Rev. (Auxiliary Organization Event Ctr.), Ser. 2002, 5.00%, due 7/1/12	1,113
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	1,689	ß
1,490	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	1,276	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	958	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,257	ß
1,500	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,148	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	797	ß
500	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	399	ß
1,020	Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev. (Cerritos Redev. Proj.), Ser. 2002-B, 4.40%, due 11/1/16	881
2,550	Contra Costa Comm. College Dist. G.O., Ser. 2002, (FGIC Insured), 5.25%, due 8/1/17	2,740
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,154	ß
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	771
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	230
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, 5.00%, due 4/1/23	1,980

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	$1,116
2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16	2,814
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,482
1,000	Kings Canyon Joint Unified Sch. Dist. G.O., Ser. 2002, (FGIC Insured), 5.38%, due 8/1/17	1,052
1,245	Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 8/1/17 Pre-Refunded 8/1/12	1,402
500	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	568
1,610	Los Angeles Comm. College Dist. G.O. (Election 2001), Ser. 2005-A, (FSA Insured), 5.00%, due 8/1/19	1,736
5,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (FGIC Insured), 5.25%, due 5/15/18	5,214
500	Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000-A, (FSA Insured), 5.38%, due 8/1/17	523
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,098
1,090	Moreland Sch. Dist. Ref. G.O., Ser. 2002, (FGIC Insured), 5.13%, due 9/1/17	1,147
1,000	Mountain House Pub. Fin. Au. Util. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	851
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/16	554
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/17	581
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	407
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	396
1,045	Oakland G.O., Ser. 2002-A, (FGIC Insured), 5.00%, due 1/15/15	1,098
1,210	Oakland G.O., Ser. 2002-A, (FGIC Insured), 5.00%, due 1/15/18	1,252
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	684
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	718
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/17	1,279
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,518
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	3,911
2,655	Riverside Co. Eastern Muni. Wtr. Dist. Cert. of Participation Wtr. & Swr. Rev., Ser. 2001-A, (FGIC Insured), 5.00%, due 7/1/19	2,768
440	Roseville Stone Point Comm. Fac. District Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	398
400	Sacramento Co. Sanitation Dist. Fin. Au. Rev., Ser. 2000-A, 5.60%, due 12/1/17	400
2,600	Sacramento Muni. Util. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,938
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,539
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	820
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	807
2,000	San Diego Unified Sch. Dist. G.O., Ser. 2002-D, (FGIC Insured), 5.25%, due 7/1/21	2,212
1,500	San Francisco City & Co. Int'l Arpt. Rev., Ser. 1999-23A, (FGIC Insured), 5.25%, due 5/1/16	1,506
5,000	San Francisco City & Co. Redev. Agcy. Lease Ref. Rev. (George R. Moscone Convention Ctr.), Ser. 2003, (FSA Insured), 5.00%, due 7/1/17	5,251
1,000	San Jose Arpt. Ref. Rev., Ser. 2003-B, (FSA Insured), 5.00%, due 3/1/11	1,021
1,615	San Jose Arpt. Ref. Rev., Ser. 2003-B, (FSA Insured), 5.00%, due 3/1/12	1,656
2,500	San Jose Fin. Au. Lease Rev. (Civic Ctr. Proj.), Ser. 2002-B, (AMBAC Insured), 5.25%, due 6/1/17	2,669
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	841	ß
4,000	San Mateo Co. Joint Pwr. Fin. Au. Lease Rev. (Youth Svc. Campus), Ser. 2008-A, 5.25%, due 7/15/28	4,123
1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O., Ser. 2002-C, (FSA Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	1,818
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	519
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	490
3,905	Solano Co. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/17 Pre-Refunded 11/1/12	4,432
835	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	824

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (FSA Insured), 5.00%, due 9/1/21	$1,311
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,083
		135,164
Florida (0.5%)
420	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	416	ß
Guam (0.7%)
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	661
Louisiana (1.0%)
1,250	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	955
Nevada (1.1%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	999
New York (1.4%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	861	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	427
		1,288
North Carolina (1.6%)
1,405	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2003-A, 5.50%, due 1/1/14	1,509
Pennsylvania (1.0%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18	931	ß
Puerto Rico (5.3%)
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	890	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (FSA Insured), 5.25%, due 8/1/17	3,042
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (FSA Insured), 5.25%, due 8/1/21	1,006
		4,938
Virgin Islands (1.8%)
750	Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund Loan Notes), Ser. 1998-E, 6.00%, due 10/1/22	698
1,000	Virgin Islands Wtr. & Pwr. Au. Elec. Sys. Ref. Rev., Ser. 1998, 5.30%, due 7/1/18	950
		1,648
	Total Investments (161.5%) (Cost $151,019)	149,153	##
	Cash, receivables and other assets, less liabilities (2.4%)	2,182
	Liquidation Value of Auction Market Preferred Shares [(63.9%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$92,335

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Alabama (1.5%)
$4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	$4,273
Arizona (8.1%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/17	1,556
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (AGC Insured), 5.13%, due 9/1/21	5,132
2,000	Arizona St. Trans. Board Hwy. Rev., Ser. 2008-A, 5.00%, due 7/1/26	2,128
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,516
5,000	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	5,240	ß
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,896
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,148
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,502
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	1,677
		22,795
California (8.2%)
750	California HFA Rev., Ser. 2005-A, (LOC: Dexia Credit Locale de France), 2.00%, due 5/1/09	750	µ
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,859
3,460	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.38%, due 5/1/22 Pre-Refunded 5/1/12	3,919
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,921
1,500	California St. Pub. Works Board Lease Rev., Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,550
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,136
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	1,304	ß
1,270	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	972	ß
2,800	Golden St. Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2003-A1, 6.25%, due 6/1/33	3,086
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,044
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	726
		23,267
Colorado (5.5%)
4,220	Colorado Springs Util. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	4,577
1,580	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	1,722
4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/14	4,054
4,610	Thornton Cert. of Participation, Ser. 2002, (AMBAC Insured), 5.38%, due 12/1/16 Pre-Refunded 12/1/12	5,250
		15,603
Connecticut (0.7%)
2,400	Mashantucket Western Pequot Tribe Spec. Rev., Ser. 1997-B, 5.70%, due 9/1/12	2,058	ñ
District of Columbia (2.1%)
4,495	Dist. of Columbia (Washington, D.C.) Ref. G.O., Ser. 2002-C, (XLCA Insured), 5.25%, due 6/1/13	4,826
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008-A, 5.50%, due 10/1/18	1,022
		5,848

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Florida (6.9%)
$2,085	Fiddlers Creek Comm. Dev. Dist. Number 2 Spec. Assessment Rev., Ser. 2003-A, 6.00%, due 5/1/16	$1,695
985	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	975	ß
8,140	Orange Co. Sales Tax Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 1/1/18	8,521
7,000	Palm Beach Co. Sch. Board Cert. of Participation, Ser. 2001-B, (AMBAC Insured), 5.38%, due 8/1/17	7,351
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20	1,043
		19,585
Georgia (2.8%)
4,575	Henry Co. Wtr. & Swr. Au. Wtr. & Swr. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	5,027
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18	2,796	ß
		7,823
Illinois (16.1%)
2,965	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	2,535
5,940	Chicago G.O., Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17 Pre-Refunded 7/1/12	6,690
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	192
1,500	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002-C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,714
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,111
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,147	µß
5,000	Illinois Fin. Au. Rev. (Chicagoland Laborers' Dist.), Ser. 2008-2, (LOC: Fifth Third Bank), 3.29%, due 5/6/09	5,000	µß
4,000	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	3,294	ß
4,400	Illinois Fin. Au. Rev. (Sacred Heart Sch. Proj.), Ser. 2008, (LOC: Fifth Third Bank), 3.29%, due 5/6/09	4,400	µß
5,000	Illinois G.O., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/14	5,431
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14	3,401	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	1,992
2,000	Kane, Cooke, & DuPage Cos. Elgin Sch. Dist. Number U-46 G.O., Ser. 1998, (FSA Insured), 5.35%, due 1/1/15	2,104
2,250	Southwestern Illinois Local Gov't Dev. Au. Rev., (Collinsville Ltd.), Ser. 2007, 5.00%, due 3/1/25	1,512
		45,523
Indiana (11.4%)
1,995	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	2,292
760	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001-B, 5.25%, due 2/1/18 Pre-Refunded 2/1/13	863
8,005	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	8,697
2,800	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	3,030
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	3,558	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,064
2,050	Indiana St. Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,136	ß
1,065	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,127
1,125	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,183
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,592

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (FSA Insured), 5.63%, due 1/1/17	$2,633
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,001	ß
		32,176
Iowa (4.5%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,005
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,867
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.30%, due 6/1/25 Pre-Refunded 6/1/11	3,229
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2005-C, 5.38%, due 6/1/38	1,674
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,064
		12,839
Kentucky (1.0%)
2,700	Kentucky Econ. Dev. Fin. Au. Hosp. Fac. Rev. (Harrison Mem. Hosp., Inc.), Ser. 2005, (LOC: Fifth Third Bank), 3.90%, due 5/1/09	2,700	µß
Louisiana (0.3%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	764
Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,025	ß
Massachusetts (8.0%)
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	2,071
2,450	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi Oblig. Group), Ser. 1999-A, 5.70%, due 7/1/15	2,367	ß
2,420	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	2,337	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002-H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,479	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,341
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,956
2,000	Massachusetts St. Wtr. Poll. Abatement Trust. Rev. (Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16 Pre-Refunded 8/1/11	2,168
		22,719
Michigan (3.7%)
1,070	Ingham & Clinton Cos. East Lansing Bldg. Au. Ref. G.O., Ser. 1999, 5.25%, due 10/1/16	1,081
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,551
1,500	Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001-II, 5.50%, due 10/15/18 Pre-Refunded 10/15/11	1,658
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	4,038	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,457
880	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	756
		10,541

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Minnesota (2.4%)
$2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17	$2,069
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,005	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg. at Cedar Street), Ser. 2002, 5.00%, due 12/1/17	2,721
		6,795
Mississippi (0.6%)
1,500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	1,631	ß
Missouri (5.0%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Extension Proj.), Ser. 2002-B, (FSA Insured), 5.25%, due 10/1/16	3,681
2,000	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	1,930	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17	2,249
725	Branson Ind. Dev. Au. Ltd. Oblig. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	512
2,000	Missouri St. Env. Imp. & Energy Res. Au. Wtr. Poll. Ctrl. & Drinking Wtr. Rev., Ser. 2002-B, 5.50%, due 7/1/16	2,206
400	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	408	[a]
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	111
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	2,952
		14,049
Nevada (4.3%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,634
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	3,541
4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/16	4,627
2,295	Truckee Meadows Wtr. Au. Wtr. Rev., Ser. 2001-A, (FSA Insured), 5.50%, due 7/1/15	2,451
		12,253
New Hampshire (1.5%)
2,310	New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17 Pre-Refunded 7/1/11	2,543
1,700	New Hampshire Hlth. Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire) (Unrefunded Bal.), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17	1,808
		4,351
New Jersey (5.1%)
5,000	New Jersey Bldg. Au. St. Bldg. Ref. Rev., Ser. 2002-B, (FSA Insured), 5.25%, due 12/15/15	5,329
1,500	New Jersey Econ. Dev. Au. Cigarette Tax Rev., Ser. 2004, 5.63%, due 6/15/19	1,308
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,873	ß
		14,510
New York (4.9%)
870	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	981
3,250	New York City G.O., Ser. 2002-C, 5.50%, due 8/1/15	3,529
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,514	ß
750	New York City IDA Civic Fac. Rev. (Vaughn College of Aeronautics and Technology), Ser. 2006-A, 5.00%, due 12/1/21	552	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	2,349
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	1	#‡

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	$1,948
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,104
		13,978
North Carolina (0.4%)
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, 5.63%, due 6/1/24	1,030
North Dakota (1.5%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17	4,186	ß
Ohio (1.3%)
3,760	Ohio St. Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	3,794	µß
Pennsylvania (7.0%)
1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19	1,633	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	650
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	461
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	1,687	ß
2,000	Lehigh Co. Gen. Purp. Au. Rev. (KidsPeace Oblig. Group), Ser. 1998, 6.00%, due 11/1/23	1,198	ß
2,300	Lehigh Co. Gen. Purp. Hosp. Rev. (Lehigh Valley Hlth. Network), Ser. 2008-C, (LOC: Bank of America), 0.45%, due 5/1/09	2,300	µß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	4,918	ß
900	Pennsylvania Econ. Dev. Fin. Au. Res. Rec. Ref. Rev. (Colver Proj.), Ser. 2005-G, 5.13%, due 12/1/15	723
2,000	Philadelphia Arpt. Ref. Rev. (Philadelphia Arpt. Sys.), Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 6/15/14	2,014
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,663	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21	524	ß
2,000	Westmoreland Co. IDA Gtd. Rev. (Nat'l Waste & Energy Corp., Valley Landfill Expansion Proj.), Ser. 1993, 5.10%, due 5/1/18 Putable 5/1/09	2,000	µß
		19,771
South Carolina (4.2%)
1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (FSA Insured), 5.00%, due 2/1/18	1,156
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,314
4,665	South Carolina St. Pub. Svc. Au. Rev., Ser. 2002-B, (FSA Insured), 5.38%, due 1/1/18	4,932
3,500	Union Co. IDR (Federal Paper Board Co., Inc. Proj.), Ser. 1989, 4.55%, due 11/1/09	3,529	ß
		11,931
Tennessee (1.2%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (FSA Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,885	ß
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (FSA Insured), 5.50%, due 1/1/18	1,483	ß
		3,368
Texas (21.6%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	2,760	ß
865	Austin Convention Enterprises, Inc. Convention Ctr. Hotel First Tier Rev., Ser. 2001-A, 6.38%, due 1/1/16 Pre-Refunded 1/1/11	918

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (FSA Insured), 5.50%, due 9/1/17	$3,922
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (FSA Insured), 5.50%, due 11/1/18	1,962
1,750	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/16	1,755
1,745	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/17	1,748
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19	2,616
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	2,892
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (FSA Insured), 5.38%, due 8/15/16	2,401
4,790	Harris Co. Toll Road Sr. Lien Rev., Ser. 2002, (FSA Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	5,418
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	508	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,262
4,955	Houston Pub. Imp. Ref. G.O., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 3/1/17	5,303
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,114
4,780	North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13	4,889	ß
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,090
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	55
20	San Antonio Cert. of Obligation G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	22
6,795	San Antonio Independent Sch. Dist. Unlimited Tax G.O., Ser. 2001-B, (PSF Insured), 5.38%, due 8/15/17	7,259
1,240	San Antonio Cert. of Obligation G.O. (Unrefunded Balance), Ser. 2002, 5.00%, due 2/1/14	1,338
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	485	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	1,033
1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	1,051
4,200	Tarrant Reg. Wtr. Dist. Wtr. Ref. & Imp. Rev., Ser. 2002, (FSA Insured), 5.38%, due 3/1/16	4,634
300	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	319
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,144
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,037
		60,935
Utah (0.5%)
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,280
Virginia (1.0%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	1,953	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	748	ß
		2,701
Washington (7.3%)
5,000	King & Snohomish Cos. Northshore Sch. Dist. Number 417 G.O., Ser. 2002, (FSA Insured), 5.50%, due 12/1/17 Pre-Refunded 6/1/12	5,634
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16	6,342
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	815
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	871
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,506
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.13%, due 12/1/19	2,608
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	2,734	ß
		20,510

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
West Virginia (0.4%)
$1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	$1,123
Wisconsin (5.9%)
1,280	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27	1,367
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002-B, 5.50%, due 4/1/12	1,971
1,370	Wisconsin Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc. Proj.), Ser. 1996, (FSA Insured), 6.00%, due 11/15/11	1,467	ß
1,000	Wisconsin Hlth. & Ed. Fac. Au. Rev., (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	948	ß
7,205	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/17 Pre-Refunded 5/1/12	7,996
2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	2,809	ß
		16,558
Wyoming (1.7%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	4,766
Other (1.5%)
2,000	MuniMae Subordinated Cumulative Perpetual Preferred Shares, Ser. C, 4.70%, due 6/30/49 Putable 9/30/09	1,479	ñ
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,625	Ñ
		4,104
	Total Investments (160.5%) (Cost $455,205)	453,163	##
	Cash, receivables and other assets, less liabilities (3.0%)	8,598
	Liquidation Value of Auction Market Preferred Shares [(63.5%)]	(179,400)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$282,361

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Arizona (0.6%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$429
Florida (0.4%)
280	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	277	ß
Guam (0.6%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	472
Louisiana (1.0%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	764
Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	999
New York (156.2%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	2,370
1,000	Buffalo & Fort Erie Pub. Bldg. Au. Toll Bridge Sys. Rev., Ser. 2005, (LOC: Bank of Nova Scotia), 4.00%, due 1/1/25 Putable 7/1/10	1,023	µ
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	402	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,042	ß
2,000	Dutchess Co. IDA Rev. Ind. Rev. (IBM Proj.), Ser. 1999, 5.45%, due 12/1/29 Putable 12/1/09	2,025	ß
2,000	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 1998-A, (FSA Insured), 5.50%, due 12/1/13	2,317
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (FGIC Insured), 5.00%, due 12/1/21	1,142
1,000	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	1,128
750	Madison Co. IDA Civic Fac. Rev. (Oneida Hlth. Sys., Inc. Proj.), Ser. 2007, 5.25%, due 2/1/27	580	ß
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. Rochester), Ser. 2005, 5.00%, due 8/1/15	964	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation - Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	793	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	962
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,092
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	968	ß
2,000	Nassau Co. Swr. & Storm Wtr. Fin. Au. Sys. Rev., Ser. 2008-A, (BHAC Insured), 5.38%, due 11/1/28	2,120
1,000	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	1,078
750	New York City G.O., Ser. 2002-C, 5.50%, due 8/1/15	814
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002-A, (FSA Insured), 5.50%, due 2/15/13	1,525	ß
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	3,900
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA insured), 5.50%, due 6/1/15	961	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	957	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	3,028	ß
750	New York City IDA Civic Fac. Rev. (Vaughn College of Aeronautics and Technology), Ser. 2006-A, 5.00%, due 12/1/21	551	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	641
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	1,870	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,128
4,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2002-D, 5.25%, due 6/15/15	4,338
1,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2008-CC, 5.13%, due 6/15/30	1,024
3,000	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002-B, 5.25%, due 2/1/29	3,117

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$2,025	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17	$2,159
1,700	New York City Trust for Cultural Res. Ref. Rev. (Lincoln Ctr. for the Performing Arts, Inc.), Ser. 2008-A1, (LOC: Bank of America), 0.25%, due 5/1/09	1,700	µß
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	1	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,314
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,678	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Co. Insured), 5.38%, due 7/1/15	1,621	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,173	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	252	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,245
2,985	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/14	2,860	ß
2,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/16	1,842	ß
2,000	New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth.), Ser. 2000-C, 5.50%, due 7/1/26	1,915	ß
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,981	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	500	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	2,981	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19	2,535	ß
3,000	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	2,946
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	877	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	852	ß
1,135	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	932	ß
3,900	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	4,469
5,000	New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated Edison Co. of New York, Inc. Proj.), Ser. 2001, 4.70%, due 6/1/36 Putable 10/1/12	5,020	µß
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A, 4.45%, due 7/1/17 Putable 7/1/09	1,498	µß
1,000	New York St. Env. Fac. Corp. St. Clean Wtr. & Drinking Wtr. Rev., Ser. 2008-B, 5.00%, due 6/15/28	1,026
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67, 5.70%, due 10/1/17	2,005
2,400	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2006-135, (LOC: Dexia Credit Locale de France), 2.00%, due 5/1/09	2,400	µ
1,475	New York St. Thruway Au. Hwy. & Bridge, Ser. 2007-B, 5.00%, due 4/1/20	1,576
250	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Rev., Ser. 2002-C, 4.00%, due 1/1/20 Putable 1/1/11	254	µ
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,315
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,388
2,000	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	1,881	ß
3,000	Port Au. of NY & NJ Rev., Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,273
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	854	ß
3,000	Triborough Bridge & Tunnel Au. Gen. Purp. Ref. Rev., Ser. 2002-B, 5.25%, due 11/15/18	3,232
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,587
2,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2008-D, 5.00%, due 11/15/23	2,120
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,671
500	United Nations Dev. Corp. Sr. Lien. Ref. Rev., Ser. 2004-A, 5.25%, due 7/1/17	500
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 5.70%, due 1/1/34 Putable 1/1/10	992	µß
930	Yonkers IDA Civic Fac. Rev. (Comm. Dev. Properties-Yonkers, Inc.), Ser. 2001-A, 6.25%, due 2/1/16 Pre-Refunded 2/1/11	999	ß
		116,284

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Pennsylvania (2.0%)
$1,590	Cumberland Co. West Shore Area Hosp. Au. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 5.90%, due 1/1/17	$1,486	ß
Puerto Rico (1.2%)
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	919	ß
Virgin Islands (0.9%)
750	Virgin Islands Pub. Fin. Au. Rev. (Virgin Islands Matching Fund Loan Notes), Ser. 1998-E, 6.00%, due 10/1/22	698
	Total Investments (164.3%) (Cost $125,204)	122,328	##
	Cash, receivables and other assets, less liabilities (0.5%)	379
	Liquidation Value of Auction Market Preferred Shares [(64.8%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$74,457

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†	Investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", and collectively, the "Funds") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods each Fund's Board of Directors has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Funds' investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments as of April 30, 2009:

(000's omitted) Neuberger Berman	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
California
Investments in Securities	$—	$149,153	$—	$149,153
Intermediate
Investments in Securities	—	453,163	—	453,163
New York
Investments in Securities	—	122,328	—	122,328

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##	At April 30, 2009, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$151,019	$2,952	$4,818	$(1,866)
Intermediate	455,205	13,881	15,923	(2,042)
New York	125,204	2,422	5,298	(2,876)

@

At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 76%, 67%, and 63% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

ß	Security is guaranteed by the corporate or non-profit obligor.

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2009, these securities amounted to approximately $2,500,000 or 2.7% of net assets applicable to common shareholders for California and approximately $3,537,000 or 1.3% of net assets applicable to common shareholders for Intermediate.

ñ	These securities have been deemed by the investment manager to be illiquid. At April 30, 2009, these securities amounted to $2,625,000 or 0.9% of net assets applicable to common shareholders for Intermediate.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2009.

a	Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

c	Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

‡	Security is in default.

#	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At April 30, 2009, these securities amounted to approximately $1,000 or 0.0% of net assets applicable to common shareholders for Intermediate and approximately $1,000 or 0.0% of net assets applicable to common shareholders for New York.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2009	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2009
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	8/4/2006	$1,250	0.4%	$1	0.0%
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006 A, 6.13%, due 2/15/19	8/4/2006	750	0.9	1	0.0

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	April 30, 2009	April 30, 2009	April 30, 2009
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:	$149,153	$453,163	$122,328
Cash	382	50	115
Interest receivable	2,256	7,532	2,005
Receivable for securities sold	—	4,543	—
Prepaid expenses and other assets	3	—	—
Total Assets	151,794	465,288	124,448
Liabilities
Distributions payable—preferred shares	10	33	6
Distributions payable—common shares	362	1,123	298
Payable for securities purchased	—	2,150	1,344
Payable to investment manager—net (Notes A & B)	12	38	10
Payable to administrator (Note B)	37	114	30
Accrued expenses and other payables	38	69	53
Total Liabilities	459	3,527	1,741
Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value; $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$92,335	$282,361	$74,457
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$96,455	$293,853	$79,175
Undistributed net investment income (loss)	245	1,402	221
Accumulated net realized gains (losses) on investments	(2,499)	(10,852)	(2,063)
Net unrealized appreciation (depreciation) in value of investments	(1,866)	(2,042)	(2,876)
Net Assets applicable to Common Shareholders at value	$92,335	$282,361	$74,457
Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	6,799	20,705	5,582
Net Asset Value Per Common Share Outstanding	$13.58	$13.64	$13.34
*Cost of Investments:	$151,019	$455,205	$125,204

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009	For the Six Months Ended April 30, 2009
Investment Income:
Income (Note A)
Interest income	$3,586	$11,321	$2,989
Expenses:
Investment management fees (Note B)	185	566	149
Administration fees (Note B)	222	679	179
Auction agent fees (Note B)	74	226	61
Audit fees	26	26	26
Basic maintenance expense (Note B)	12	12	12
Custodian fees (Note B)	41	74	34
Insurance expense	1	7	1
Legal fees	34	65	31
Shareholder reports	9	16	8
Stock exchange listing fees	1	4	1
Stock transfer agent fees	9	9	9
Directors' fees and expenses	20	20	20
Miscellaneous	12	20	17
Total expenses	646	1,724	548
Investment management fees waived (Note B)	(111)	(339)	(89)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	(5)	(1)
Total net expenses	534	1,380	458
Net investment income (loss)	$3,052	$9,941	$2,531
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,335)	(9,596)	(1,255)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,824	20,558	4,216
Net gain (loss) on investments	3,489	10,962	2,961
Distributions to Preferred Shareholders	(362)	(1,103)	(300)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$6,179	$19,800	$5,192

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$3,052	$6,276	$9,941	$20,163
Net realized gain (loss) on investments	(2,335)	66	(9,596)	(232)
Change in net unrealized appreciation (depreciation) of investments	5,824	(10,828)	20,558	(31,724)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(362)	(2,117)	(1,103)	(6,742)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	6,179	(6,603)	19,800	(18,535)
Distributions to Common Shareholders From (Note A):
Net investment income	(2,175)	(4,349)	(6,740)	(13,475)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	4,004	(10,952)	13,060	(32,010)
Net Assets Applicable to Common Shareholders:
Beginning of period	88,331	99,283	269,301	301,311
End of period	$92,335	$88,331	$282,361	$269,301
Undistributed net investment income (loss) at end of period	$245	$—	$1,402	$—
Distributions in excess of net investment income at end of period	$—	$(270)	$—	$(696)

See Notes to Financial Statements

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$2,531	$5,241
Net realized gain (loss) on investments	(1,255)	(270)
Change in net unrealized appreciation (depreciation) of investments	4,216	(8,636)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(300)	(1,732)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,192	(5,397)
Distributions to Common Shareholders From (Note A):
Net investment income	(1,790)	(3,580)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	3,402	(8,977)
Net Assets Applicable to Common Shareholders:
Beginning of period	71,055	80,032
End of period	$74,457	$71,055
Undistributed net investment income (loss) at end of period	$221	$—
Distributions in excess of net investment income at end of period	$—	$(220)

Notes to Financial Statements Intermediate Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (each a "Fund", and collectively the "Funds") were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board of Directors may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4

Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005—2007. As of April 30, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2008, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 were as follows:
	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2008	2007	2008	2007	2008	2007
California	$6,458,574	$6,689,147	$7,760	$6,563	$6,466,334	$6,695,710
Intermediate	20,178,654	20,429,346	38,868	40,416	20,217,522	20,469,762
New York	5,304,908	5,418,857	6,228	4,701	5,311,136	5,423,558

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$102,299	$—	$—	$(7,690,412)	$(163,782)	$(7,751,895)
Intermediate	988,618	—	—	(22,600,016)	(1,256,493)	(22,867,891)
New York	224,211	—	—	(7,092,151)	(807,589)	(7,675,529)

The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distributions payable and distribution payments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2008, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016
California	$—	$159,305	$4,477	$—	$—	$—
Intermediate	509,968	328,363	58,816	—	126,780	232,566
New York	362,560	156,636	18,838	—	—	269,555

During the year ended October 31, 2008, California utilized capital loss carryforwards of $66,302.

5

Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

Subsequent to April 30, 2009, each Fund declared a monthly distribution to common shareholders payable June 15, 2009, to shareholders of record on May 28, 2009, with an ex-date of May 26, 2009 as follows:

Distribution per share
California	$0.053294
Intermediate	0.054217
New York	0.053430

6	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7	Financial Leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the six months ended April 30, 2009, distribution rates ranged from:

	Distribution Rate
California	0.64	% – 2.99%
Intermediate	0.59	% – 3.00%
New York	0.59	% – 3.09%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the six months ended April 30, 2009, distribution rates ranged from:

	Distribution Rate
California	0.66	% – 2.99%
Intermediate	0.66	% – 8.68%
New York	0.66	% – 8.45%

The Funds declared distributions to AMPS shareholders for the period May 1, 2009 to May 31, 2009 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$16,178	$16,700
Intermediate	48,125	50,975
New York	13,269	13,801

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders, and as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. In 2008, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

Beginning in February 2008, the auctions for the Funds' AMPS have consistently failed. Although the failed auctions have resulted in a lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions.

If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market to attempt to identify alternative financing arrangements that would enable the Funds to redeem their AMPS but continue using leverage. The Funds will consider the interests of the common and preferred shareholders when evaluating any potential solutions.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9	Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2009	0.15
2010	0.10
2011	0.05

Management has not agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets for each fund would be 0.15% for the fiscal year ended October 31, 2010, 0.10% for the fiscal year ended October 31, 2011, and 0.05% for the fiscal year ended October 31, 2012.

For the six months ended April 30, 2009, such waived fees amounted to $110,796, $339,467, and $89,486 for California, Intermediate, and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

During the reporting period, the predecessor of Management, the investment manager of the Funds, and Neuberger Berman, LLC, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

 The Acquisition closed after the end of the reporting period. As of May 4, 2009, the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of each Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing, the Board of each Fund, including the Directors who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved a new Management Agreement and Sub-Advisory Agreement and an interim Management Agreement and Sub-Advisory Agreement for its Fund. The interim agreements, which are virtually identical to the agreements previously in effect and can remain in effect for up to 150 days, became effective upon the closing of the Acquisition. The new agreements, which are virtually identical to those previously in effect and require shareholder approval, were approved by votes of the Funds' shareholders in May 2009.

These events have not had a material impact on the Funds or their operations. Management and Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2009, the impact of this arrangement was a reduction of expenses of $1,028, $4,751, and $1,182 for California, Intermediate, and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agencies' requirements, each Fund is required to provide each rating agency a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2009, there were purchase and sale transactions (excluding short-term securities) as follows:

(000's omitted)	Purchases	Sales
California	$14,743	$14,256
Intermediate	71,034	71,382
New York	14,983	12,336

Note D—Capital:

At April 30, 2009, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	6,799,354	6,981
Intermediate	20,705,124	6,981
New York	5,582,218	6,981

There were no transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008.

Note E—Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Funds' financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Funds' financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

Note F—Recent Market Events

The six months covered by this report witnessed an unusually high degree of volatility in the financial markets so that certain fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and an increase in default rates. Due to the market turbulence, there was increased demand for securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline to very low levels. The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government has assisted certain large financial services companies and has established programs to purchase troubled assets and certain money market instruments. Certain debt securities held by the Funds during the reporting period were affected by the volatility in the fixed income markets and may have been affected by governmental actions. The Funds' investments in certain issuers, as reflected in the Funds' schedules of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note G—Subsequent Events

Each Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. Each Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Each Fund's tender offer was oversubscribed. In accordance with the terms of its tender offer, each Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). Each Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of each tender offer, on June 5, 2009, California, Intermediate and New York accepted 679,935, 2,070,512 and 558,221 common shares, respectively, representing 10%, 10% and 10% of then outstanding common shares, respectively. Final payment was made at $13.46, $13.46 and $13.33 per share for California, Intermediate and New York, respectively, representing 98% of such Fund's NAV per share on May 29, 2009.

In addition, each Fund has announced that its Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under each tender offer program, if a Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. Each Fund has determined that the initial measurement period under the program will commence on June 5, 2009 and end on August 28, 2009 (the "Measurement Period"). Furthermore, the Board of each of California and New York has decided that should its Fund's average daily discount exceed 10% during the Measurement Period, the Fund will make a tender offer for up to 10% of outstanding common shares. If Intermediate's common shares trade at an average daily discount to NAV per share greater than 10% during the Measurement Period, its Board would then determine the maximum size of its tender offer. In connection with each Fund's May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers. Each Board retains the ability, consistent with its fiduciary duty, to opt out of its tender offer program should circumstances arise that the Board believes could cause a material negative effect on its Fund or its Fund's shareholders.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Period	$12.99		$14.60	$15.00	$14.68	$15.06	$14.36
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.45		.92	.94	.94	.91	.91
Net Gains or Losses on Securities (both realized and unrealized)	.51		(1.58)	(.35)	.37	(.40)	.67
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.05)		(.31)	(.30)	(.27)	(.14)	(.13)
Total From Investment Operations Applicable to Common Shareholders	.91		(.97)	.29	1.04	.37	1.45
Less Distributions to Common Shareholders From:
Net Investment Income	(.32)		(.64)	(.69)	(.72)	(.75)	(.75)
Common Share Net Asset Value, End of Period	$13.58		$12.99	$14.60	$15.00	$14.68	$15.06
Common Share Market Value, End of Period	$12.53		$10.73	$13.08	$14.65	$13.75	$13.47
Total Return, Common Share Net Asset Value†	7.51%	**	(6.39)%	2.16%	7.51%	2.96%	10.97%
Total Return, Common Share Market Value†	20.09%	**	(13.69)%	(6.29)%	12.10%	7.82%	9.63%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$92.3		$88.3	$99.3	$101.9	$99.7	$102.3
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$59.0		$59.0	$59.0	$59.0	$59.0	$59.0
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.20%	*	1.03%	.94%	.93%	.96%	.96%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.20%	*	1.02%	.94%	.93%	.96%	.96%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.84%	*	6.45%	6.36%	6.36%	6.08%	6.24%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.81%	*	2.17%	2.02%	1.86%	.91%	.86%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.03%	*	4.28%	4.34%	4.50%	5.17%	5.38%
Portfolio Turnover Rate	10%	**	14%	3%	3%	3%	3%
Asset Coverage Per Preferred Share, End of Period@	$64,129		$62,432	$67,108	$68,208	$67,273	$68,383

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Period	$13.01		$14.55	$14.91	$14.68	$15.11	$14.44
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.48		.97	.98	.97	.95	.94
Net Gains or Losses on Securities (both realized and unrealized)	.53		(1.53)	(.35)	.30	(.43)	.65
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.05)		(.33)	(.32)	(.29)	(.15)	(.12)
Total From Investment Operations Applicable to Common Shareholders	.96		(.89)	.31	.98	.37	1.47
Less Distributions to Common Shareholders From:
Net Investment Income	(.33)		(.65)	(.67)	(.75)	(.80)	(.80)
Common Share Net Asset Value, End of Period	$13.64		$13.01	$14.55	$14.91	$14.68	$15.11
Common Share Market Value, End of Period	$12.55		$11.00	$12.86	$14.22	$13.62	$13.70
Total Return, Common Share Net Asset Value†	7.70	%**	(5.87)%	2.48%	7.22%	2.93%	10.91%
Total Return, Common Share Market Value†	17.20	%**	(9.95)%	(5.03)%	10.22%	5.32%	8.94%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$282.4		$269.3	$301.3	$308.7	$303.9	$312.8
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$179.4		$179.4	$179.4	$179.4	$179.4	$179.4
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.01	%*	.87%	.79%	.78%	.80%	.82%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.00	%*	.86%	.78%	.78%	.80%	.82%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	7.24	%*	6.80%	6.65%	6.61%	6.33%	6.40%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.80	%*	2.27%	2.20%	1.95%	1.02%	.85%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.44	%*	4.53%	4.45%	4.66%	5.31%	5.55%
Portfolio Turnover Rate	16	%**	8%	4%	6%	2%	3%
Asset Coverage Per Preferred Share, End of Period@	$64,353		$62,606	$67,027	$68,048	$67,368	$68,622

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Period	$12.73		$14.34	$14.69	$14.47	$14.90	$14.40
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.45		.94	.95	.96	.93	.93
Net Gains or Losses on Securities (both realized and unrealized)	.53		(1.60)	(.33)	.29	(.44)	.48
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.05)		(.31)	(.30)	(.28)	(.14)	(.13)
Total From Investment Operations Applicable to Common Shareholders	.93		(.97)	.32	.97	.35	1.28
Less Distributions to Common Shareholders From:
Net Investment Income	(.32)		(.64)	(.67)	(.75)	(.78)	(.78)
Common Share Net Asset Value, End of Period	$13.34		$12.73	$14.34	$14.69	$14.47	$14.90
Common Share Market Value, End of Period	$12.55		$10.57	$12.99	$14.60	$13.54	$13.32
Total Return, Common Share Net Asset Value†	7.76	%**	(6.50)%	2.50%	7.05%	2.87%	9.67%
Total Return, Common Share Market Value†	22.10	%**	(14.30)%	(6.58)%	13.70%	7.68%	6.39%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$74.5		$71.1	$80.0	$81.9	$80.7	$83.1
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$48.3		$48.3	$48.3	$48.3	$48.3	$48.3
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.28	%*	1.09%	1.00%	.98%	1.02%	1.00%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.28	%*	1.09%	1.00%	.98%	1.01%	.99%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	7.08	%*	6.64%	6.56%	6.60%	6.30%	6.37%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.84	%*	2.19%	2.07%	1.90%	.92%	.86%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	6.24	%*	4.45%	4.49%	4.70%	5.38%	5.51%
Portfolio Turnover Rate	10	%**	10%	1%	5%	2%	5%
Asset Coverage Per Preferred Share, End of Period@	$63,582		$61,892	$66,496	$67,488	$66,813	$68,073

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds (Unaudited)

†	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2009	2008	2007	2006	2005	2004
California	1.44%	1.34%	1.34%	1.32%	1.36%	1.35%
Intermediate	1.25%	1.19%	1.18%	1.17%	1.20%	1.22%
New York	1.53%	1.41%	1.40%	1.38%	1.41%	1.39%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC

605 Third Avenue

New York, NY 10158-3698

Custodian

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon

480 Washington Boulevard

Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the New and Interim Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") entered into an agreement to sell a controlling interest in the investment manager and sub-adviser of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. (individually a "Fund" and, collectively, the "Funds"). Under the agreement, Lehman Brothers sold substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. As of the closing of the Acquisition on May 4, 2009, a majority interest in the Acquired Businesses is directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies ("Management Members"), with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses included Neuberger Berman Management LLC ("Management") and Neuberger Berman, LLC ("Neuberger"), the investment manager and sub-adviser to the Funds, respectively. The Acquisition was deemed to result in an "assignment" of each Fund's then-current Management Agreement and Sub-Advisory Agreement (the "then-Current Agreements") under the 1940 Act. As required by the 1940 Act, each Fund's then-Current Agreements provided for their automatic termination in the event of an assignment, and each terminated upon the consummation of the Acquisition. Accordingly, on December 17, 2008, each Board approved new Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as was currently in effect on that date (together, "New Agreements"), which took effect after consummation of the Acquisition and approval by Fund shareholders.

In case shareholders of a Fund had not approved the New Agreements before the Acquisition was completed, each Board also approved interim Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, "Interim Agreements") to be used pending approval of the New Agreements by shareholders of the Fund. By their terms, compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approved the New Agreements within 150 days from the termination of the then-Current Agreements, the amount held in the escrow account, including interest, would be paid to the Advisers, as appropriate. If shareholders of a Fund did not approve the New Agreements, the Advisers would be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund's then-Current Agreements the Fund's shareholders still had not approved the New Agreements, the Directors would have taken such actions as they deem to be in the best interests of the Fund and its shareholders, which may have included negotiating a new Management Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by its Board of Directors or making other arrangements. The shareholders of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. approved the New Agreements on May 13, 2009, May 13, 2009 and May 18, 2009, respectively.

Each Fund's Directors discussed the Acquisition on December 17, 2008. Prior to submission of the NBSH bid to public auction, Management met telephonically with the Independent Fund Directors to brief them on the Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Fund Directors again met telephonically with Management to obtain additional information about the Acquisition. The Independent Fund Directors, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Fund Directors to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Fund Directors, the Task Force submitted clarifying questions. The Independent Fund Directors met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Fund Directors were advised by experienced

1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Fund Directors' annual consideration of whether to renew the then-Current Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of each Board and was concluded at the September 2008 quarterly meeting, the Independent Fund Directors, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the then-Current Agreements were fair and reasonable and that their renewal would be in the best interests of each Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Fund Directors took into account the fact that the terms of the New Agreements would be identical to those of the then-Current Agreements in every respect except for the term and termination date and potentially the name of the investment manager. The Board considerations in connection with the New Agreements and the then-Current Agreements also entered into the decision by each Board to approve the Interim Agreements.

In evaluating the proposed Interim Agreements and the New Agreements, the Independent Fund Directors considered that they have generally been satisfied with the nature and quality of the services provided to each Fund by Management and Neuberger, including investment management, administrative and support services, and that each Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Fund Directors considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time each Board considered the Interim Agreements and the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Directors were advised that senior members of management, including the two Fund Directors who are employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Directors were aware of these interests.

The Independent Fund Directors inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Fund Directors inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Fund Directors considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the Interim Agreements and the New Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management, Neuberger and their affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Funds. In their deliberations, the Independent Fund Directors did not identify any particular information that was all important or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving the Interim Agreements and approving and recommending the New Agreements, the Independent Fund Directors concluded that the terms of each Interim Agreement and New Agreement are fair and reasonable and that approval of the Interim Agreements and the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Fund Directors considered the following factors, among others:

(1)	that the terms of the New Agreements are identical in all material respects to those of the then-Current Agreements;

(2)	that the Advisers will maintain operational autonomy and continuity of management following the Acquisition;

(3)	the favorable history, reputation, qualification, and background of Management and Neuberger, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4)	the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and Neuberger who currently provide services to each Fund;

(5)	the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6)	the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Acquisition;

(7)	the fees and expense ratio of each Fund relative to comparable funds;

(8)	that the fees are identical to those paid under the then-Current Agreements;

(9)	that the fees and expense ratio of each Fund appear to each respective Board to be reasonable given the quality of services expected to be provided;

(10)	the commitment of Management to: (a) maintaining each Fund's current contractual management fee waiver agreement upon consummation of the Acquisition to ensure that shareholders of each Fund do not face an increase in management fees; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses each Fund would pay without prior approval of each respective Board;

(11)	the performance of each Fund relative to comparable funds and unmanaged indices;

(12)	the commitment of Management (or its successor) to pay the expenses of each Fund in connection with the Acquisition, including expenses in connection with the solicitation of proxies with respect to the Acquisition, so that shareholders of each Fund would not have to bear such expenses;

(13)	the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Fund Directors in their prior analyses of the principal service contracts;

(14)	the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15)	the possible benefits that may be realized by each Fund and by the Advisers as a result of the Acquisition; and

(16)	that the Acquisition is expected to maintain continuity of management of each Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to each Fund's interests and that could affect the retention of key employees providing services to each Fund.

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
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877.461.1899
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Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

I0208 0609

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: July 1, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 1, 2009